SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported):

                                     July 5, 1994


                                TAMPA ELECTRIC COMPANY
                (Exact name of registrant as specified in its charter)




               FLORIDA                       1-5007              59-0475140
     (State or other jurisdiction       (Commission file       (IRS Employer
          of incorporation)                  Number)         Identification No.)



          702 North Franklin Street, Tampa Florida                      33602
          (Address of principal executive offices)                    (Zip code)



     Registrant's telephone number, including area code: (813) 228-4111
















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          Item 5.   Other Events


               See the Press Release dated July 5, 1994, filed as Exhibit
          99.1 and incorporated herein by reference, describing action of the Florida Public Service Commission regarding the 1994 regulatory rate of return on common equity of the registrant.

               See the Press Release dated July 19, 1994, filed as
          Exhibit 99.2 and incorporated herein by reference, describing changes in the management of the registrant. In addition, Girard F. Anderson has been elected a director of the registrant.









































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          Item 7.   Financial Statements and Exhibits

                    (c)  Exhibits

                         99.1 Press Release dated July 5, 1994.

                         99.2 Press Release dated July 19, 1994.














































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    July 20, 1994            Tampa Electric Company



                                             By:/s/ L. L. Lefler
                                                    L. L. Lefler
                                                    Vice President-
                                                    Controller
                                                    (Chief Accounting
                                                     Officer)
































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                                  INDEX TO EXHIBITS


               Exhibit No.    Description of Exhibits            Page No.

                    99.1      Press Release dated July 5, 1994        6

                    99.2      Press Release dated July 19, 1994       8













































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